Northwestern Mutual Series Fund, Inc.
Short-Term Bond Portfolio
Supplement Dated October 12, 2023 to the
Summary Prospectus for the Short-Term Bond Portfolio Dated May 1, 2023
The following information supplements the Summary Prospectus for the Short-Term Bond Portfolio of Northwestern Mutual Series Fund, Inc. (the “Fund”) dated May 1, 2023 (the “Summary Prospectus”). You should read this Supplement together with the Summary Prospectus.
Portfolio Managers Update – Short-Term Bond Portfolio
Effective October 1, 2023, Steve Kohlenstein has joined Michael Reinartz as a co-portfolio manager for the Short-Term Bond Portfolio (the “Portfolio”). Accordingly, the “Portfolio Managers” information set forth in the summary section for the Portfolio in the Prospectus under the “PORTFOLIO MANAGEMENT” section is hereby deleted and replaced with the following:
“Portfolio Managers: Michael F. Reinartz, CFA, Portfolio Manager and Chairman of TRPA’s Short-Term Bond Investment Advisory Committee, joined TRPA in 1996, began managing the Portfolio in 2015, and has co-managed the Portfolio since 2023.
Steve Kohlenstein, CFA, Portfolio Manager and Chairman of TRPA’s Short-Term Bond Investment Advisory Committee, joined TRPA in 1996 and has co-managed the Portfolio since October 2023.”
Please retain this Supplement for future reference.